UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 22, 2025

Knife River Corporation
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-41642	92-1008893

1150 West Century Avenue
P.O. Box 5568
Bismarck, North Dakota 58506-5568
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.01 par value	KNF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As further described below in Item 5.07 of this Current Report on Form 8-K, the Annual Meeting of Stockholders (the “Annual Meeting”) of Knife River Corporation (the “Company”) was held on May 22, 2025, at which the Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation to eliminate the two-thirds (66 2/3%) supermajority voting requirements and make other immaterial, non-substantive and ministerial changes (as amended and restated, the “Second Amended and Restated Certificate of Incorporation”), as further set forth in the Company’s Definitive Proxy Statement for the Annual Meeting of the Company filed with the Securities and Exchange Commission on April 7, 2025 (the “Proxy Statement”).

On May 22, 2025, following the conclusion of the Annual Meeting of the Company, the Company filed the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which became effective upon filing.

In connection with the approval by the Company’s stockholders of the Second Amended and Restated Certificate of Incorporation and the Company’s related filing of the Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, on May 22, 2025, the Board of Directors of the Company amended and restated the Company’s Amended and Restated Bylaws (as amended and restated, the “Second Amended and Restated Bylaws”), effective as of that date, to similarly remove the related two-thirds (66 2/3%) supermajority voting requirements to align with the Second Amended and Restated Certificate of Incorporation, as well as make other immaterial, non-substantive and ministerial changes.

The foregoing summaries of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Second Amended and Restated Certificate of Incorporation and the Second Amended and Restated Bylaws, copies of which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 22, 2025. Four Company proposals were submitted to stockholders as described in the Proxy Statement. The proposals and the results of the stockholder vote, with fractional share totals rounded to the nearest whole share, are as follows:

1.

	Shares For	Shares Against	Abstentions	Broker Non-Votes
Proposal to Elect Three Class II Directors:
Patricia Chiodo	45,328,595	534,755	67,672	6,059,452
Patricia L. Moss	45,219,380	644,596	67,046	6,059,452
William J. Sandbrook	42,513,356	3,348,065	69,601	6,059,452
All of the Company’s nominees were elected, having received a number of shares voted “for” their election in excess of 50 percent of the number of votes cast with respect to that nominee’s election.

2.

	Shares For	Shares Against	Abstentions	Broker Non-Votes

Advisory Vote to Approve the Compensation Paid to the Company's Named Executive Officers	43,551,803	2,233,830	145,389	6,059,452

The proposal was approved, on a non-binding advisory basis, having received the affirmative vote of a majority of the shares of common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

3.

	Shares For	Shares Against	Abstentions

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2025	50,865,476	1,048,774	76,224

The proposal was approved, having received the affirmative vote of a majority of the shares of common stock present online or represented by proxy at the Annual Meeting and entitled to vote on the proposal.

4.

	Shares For	Shares Against	Abstentions	Broker Non-Votes

Amendment and Restatement of the Company's Amended and Restated Certificate of Incorporation to Eliminate the Supermajority Voting Requirements.	45,614,884	242,529	73,609	6,059,452

The proposal was approved, having received the affirmative vote of at least two-thirds (66 2/3%) of the outstanding shares of common stock entitled to vote in the election of directors.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number    Description

3.1    Second Amended and Restated Certificate of Incorporation of Knife River Corporation.

3.2                Second Amended and Restated Bylaws of Knife River Corporation.

104                Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knife River Corporation

Date May 28, 2025	By /s/ Karl A. Liepitz
Karl A. Liepitz
Vice President, Chief Legal Officer and Secretary
5